UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2023

MIDWEST ENERGY EMISSIONS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (614) 505-6115

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 10, 2023, Midwest Energy Emissions Corp. (the “Company”) appointed Greg Powell as Chief Financial Officer of the Company, effective March 1, 2023.

Greg Powell, age 51, has over 15 years of experience as a senior financial professional with both large and small-scale international operations in multiple sectors. Since June 2020, he has been a principal of The CFO Centre which provides part-time CFOs to various business entities. In addition to his role with the Company, Mr. Powell has served as Chief Financial Officer of Multi-Metal Development Ltd. (TSXV-MLY) since January 2021. Prior to that, he acted as Chief Financial Officer of IntelliPharmaCeutics International Inc. (TSX-IPCI) from February 2019 to March 2020, Director of Finance for Wave Financial Inc. from August 2018 to January 2019, and Director of Finance for Pixelworks Canada and its predecessor ViXS Systems Inc. (TSX-VXS) from August 2013 to August 2018. Mr. Powell is a Chartered Professional Accountant - Certified General Accountant and a Certified Fraud Examiner, and in 2012 was awarded Fellowship in the Association of Chartered Certified Accountants.

Mr. Powell shall be serving as Chief Financial Officer pursuant to an engagement letter entered by the Company on February 10, 2023 with The CFO Centre to supply fractional Chief Financial Officer services.

Mr. Powell does not have any family relationships with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. Except as otherwise disclosed herein, there are no arrangements or understandings in connection with Mr. Powell’s appointment, and there are no related party transactions between the Company and Mr. Powell that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midwest Energy Emissions Corp.

Date: February 15, 2023	By:	/s/ David M. Kaye
David M. Kaye Secretary

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